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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   February 27, 2004
                                                          ----------------------


                     GLOBAL MEDICAL PRODUCTS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

            000-29989                               86-0889096
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    (Commission File Number)            (I.R.S. Employer Identification No.)

             2777 YULAPA AVE., #155, SANTA ROSA, CA 95405
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    (Address of Principal Executive Offices)               (Zip Code)

                                 (619) 222-2568
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              (Registrant's Telephone Number, Including Area Code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant.  Not Applicable

Item 2.  Acquisition or Disposition of Assets.  Not Applicable

Item 3.  Bankruptcy or Receivership.   Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.

On February 27, 2004, GlobeLink Capital, Inc., an affiliate of the Registrant and EarthNetMedia, Inc., accepted an introductory funding proposal from Villa Noble S.L., Marbella, Spain, in the amount of EURO $50 million (US $62.5 million). The primary purpose of the funding is to provide capital to Chinese companies in which the controlling interest has been conveyed to GlobeLink Capital from Beijing Guo Xin Well-tel Technology Co., Ltd., a division of The Ministry of Information Industry, People's Republic of China (Well-tel).

The first tranche of EUR $10 million (US $12.5 million) will be divided. EUR $5 million will be designated to GlobeLink Capital, Inc. for Chinese investment and EUR $5 million in the Registrant for the acquisition of a ten (10) percent equity in the Registrant. The Registrant will in turn invest EUR $2.5 million to acquire a five (5) percent equity position in EarthNetMedia, Inc. The second tranche of funds in the same amount will be divided as stated above.

The Agreement also states that for each investment that GlobeLink Capital, Inc. makes in a Chinese company, twenty-five (25) percent of the equity received will be distributed GlobeLink Capital, Inc. shareholders in the form of a special dividend.

GlobeLink Capital, Inc. will cause its preferred and common stock to be registered and free trading to Villa Noble's investors at the time of the initial placement of EUR $10 million including each incremental investment thereof to EUR $50 million.

See Exhibit 10.1 Introductory Funding Proposal.

Item 6.  Resignations of Registrant's Directors.   Not Applicable

Item 7.  Financial Statements and Exhibits.

Exhibits

Exhibit 10.1 Introductory Funding Proposal

Item 8.  Change in Fiscal Year.   Not Applicable

Item 9.  Regulation FD Disclosure.   Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision
         of the Code of Ethics.   Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans.   Not Applicable

Item 12. Results of Operations and Financial Condition.   Not Applicable




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Global Medical Products Holdings, Inc.
                                  (Registrant)

Dated: March 1, 2004              By:     /s/ Douglas P. Brown
                                  -----------------------------------
                                  Name:  Douglas P. Brown
                                  Title: President